Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

File by the Registrant  [XX]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement            [ ]   Confidential, for use of
[xx]  Definitive Proxy Statement                   Commission Only (as Permitted
[ ]   Definitive Additional Materials              by Rule 14a-6(e)(2)
[ ]   Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12

                             MEDICAL DYNAMICS, INC.
                             ----------------------
                (Name of Registrant as Specified In Its Charter)

                            Van A. Horsley, President
                            -------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate Box:)

[XX] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:1

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
----------

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[  ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                             MEDICAL DYNAMICS, INC.
                             99 Inverness Drive East
                               Englewood, CO 80112

--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To
                          Be Held on September 30, 1999

--------------------------------------------------------------------------------

                                                                 August 26, 1999

TO THE SHAREHOLDERS OF MEDICAL DYNAMICS, INC.:

     The Annual Meeting of Shareholders of Medical Dynamics, Inc., a Colorado corporation, ("Medical Dynamics" or the "Company") will be held at 10:00 a.m. local time, in the Company's office located at 99 Inverness Drive East, Englewood, CO 80112, on September 30, 1999, to consider and take action on:

     1. The election of seven directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified.

     2. Such other business as may properly come before the meeting, or any adjournments or postponements thereof.

     The discussion of the proposals set forth above is intended only as a summary, and is qualified in its entirety by the information contained in the accompanying Proxy Statement.

     Only holders of record of common stock at the close of business on August 26, 1999, will be entitled to notice of and to vote at this Annual Meeting, and any postponements or adjournments thereof.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON AND THE MANAGEMENT OF THE COMPANY HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND.

     Shareholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in the Proxy Statement.

                                             By Order of the Board of Directors:
                                             Van A. Horsley, President

     PLEASE DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             YOUR VOTE IS IMPORTANT

                             MEDICAL DYNAMICS, INC.
                             99 Inverness Drive East
                               Englewood CO 80112

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 30, 1999
                                                                  August 26,1999

     This Proxy Statement is being furnished to shareholders of Medical Dynamics, Inc. ("Medical Dynamics" or the "Company") in connection with the solicitation of proxies by and on behalf of the Company's Board of Directors for use at the Annual Meeting of shareholders of the Company (the "Annual Meeting") and at any adjournments or postponements thereof. The Annual Meeting will be held at 10:00 a.m. local time, in the Company's office located at 99 Inverness Drive East, Englewood, CO 80112, on September 30, 1999. This Proxy Statement will be first mailed to the shareholders on or about September 7, 1999.

                                VOTING SECURITIES

     Holders of record of the Company's common stock (the "Common Stock") at the close of business on August 26, 1999 (the "Record Date") will be entitled to vote on all matters. On the Record Date, the Company had 11,773,462 shares of Common Stock outstanding. The holders of shares of Common Stock are entitled to one vote per share. The Company's only class of voting securities is the Common Stock.

     A majority of the issued and outstanding shares of the Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As described in more detail below, if there is a quorum present:

     the seven nominees for the Board receiving the greatest number of affirmative votes will be elected as directors (proposal 1).

Management may seek an adjournment if a quorum is not present, although Management has not determined whether to do so.

     Abstentions will be treated as shares present or represented and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as votes cast in determining whether a matter has been approved by the shareholders. Any shares a broker indicates on its proxy that it does not have the authority to vote on any particular matter because it has not received direction from the beneficial owner thereof will not be counted as voting on a particular matter.

     A shareholder who gives his proxy pursuant to this solicitation may revoke it at any time before it is voted either by giving notice of the revocation thereof to the Secretary of the Company, by filing another proxy with the Secretary or by attending the Annual Meeting and voting in person. All properly executed and unrevoked proxies, if received in time, will be voted in accordance with the instructions of the beneficial owners contained thereon.

     The Company will bear the cost of the solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy materials to the beneficial owners of the Company's common stock for whom they hold shares and will reimburse them for their reasonable expenses in so doing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     At August 26, 1999, Medical Dynamics had only one class of outstanding voting securities, its common stock. The following table sets forth information as of August 26, 1999, with respect to the ownership of the common stock for all directors, individually, all executive officers named in the compensation table, all executive officers and directors as a group, and all beneficial owners of more than five percent of the common stock.

                                       Shares owned                     Percent
Name of beneficial owner             beneficially (1)                  of class
------------------------             ----------------                  --------

Edwin L. Adair, M.D.                   1,239,298 (2)                     10.3%
and Pat Horsley Adair
317 Paragon Way
Castle Pines Village
Colorado   80104

Daniel L. Richmond                     1,097,760 (4)                      9.0%
6500 Baird Av
Reseda, CA.  91335

Chae U. Kim                            1,097,760 (4)                      9.0%
3231 Cheviot Vista Place
Los Angeles, CA.  90034

I. Dean Bayne, M.D.                       20,000 (7)                      0.2%

Van A. Horsley                           518,412 (3)                      4.3%

Leroy Bilanich, Ed.D.                     20,000 (7)                      0.2%

The Tail Wind Fund, Ltd.                 826,923 (6)                      6.6%
400 East Bay Road
P.O. Box 55-5539
Nassau, Bahamas

All officers and                       3,993,230 (5)                     29.6%
directors as a
group (8 persons)

(1) As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, beneficial ownership is of record and consists of sole voting and investment power.

(2) Includes 175,000 stock options held by Dr. Adair of which all are presently exercisable. Also includes 120,000 options held by Dr. Adair issued in consideration for cancellation of fiscal 1996 royalty payments due him totaling $120,000, also presently exercisable.

(3) Includes 433,506 shares under presently exercisable stock options. Does not include options to acquire 400,000 shares exercisable at a price of $3.25 per share which vest based upon defined performance goals.

(4) Includes 450,000 shares under presently exercisable stock options. Does not include options to acquire 150,000 shares exercisable at $3.25 which vest upon defined performance goals.

(5) Includes shares referenced in notes (2) through (5) and 44,800 options held by one officer, all of which are presently exercisable, who are not directors.

(6) Includes 576,923 issuable upon conversion of $300,000 in convertible debentures which are presently convertible as well as 150,000 shares issuable pursuant to the exercise of warrants at a current exercise price of $2.58 per share. Does not include shares issuable upon conversion of $500,000 of convertible debentures which are not convertible until January 2000.

(7)  Options

     The Company knows of no arrangement, the operation of which may, at a subsequent date, result in change in control of the Company.

                                   PROPOSAL 1-
                              ELECTION OF DIRECTORS

     The following persons are nominated as directors of the Company for a term of one year and until the election and qualification of their successors:

     Edwin L. Adair, M.D.                Pat Horsley Adair
     Van A. Horsley                      I. Dean Bayne
     Leroy I Bilanich                    Daniel L. Richmond
     Chae U. Kim

     These persons will constitute the entire Board of Directors. The person named in the proxy intends to vote for those nominees, each of whom has been recommended for election by the Board of Directors of the Company, unless a shareholder withholds authority to vote for any or all of the nominees. The seven nominees receiving the greatest number of affirmative votes will be elected as directors. If any nominee is unable to serve or, for good cause, will not serve, the person named in the proxy reserves the right to substitute another person of his choice as nominee in his place. Each of the nominees has agreed to serve, if elected. The following table sets forth the names and ages of the nominees and the executive offices held by each such person. The Company has no other officers. These officers serve at the pleasure of the Board of Directors.

Identification of Directors and Executive Officers
--------------------------------------------------

     The following table sets forth certain information regarding the directors and executive officers of Medical Dynamics and of its significant subsidiary, Computer Age Dentist, Inc. ("CADI"):

Name                              Age     Position
----                              ---     --------

Edwin L. Adair, M.D. (1)          69      Chairman of the Board and Treasurer of
                                          Medical Dynamics

Van A. Horsley (2)                47      Director, President, Chief Financial
                                          Officer and Chief Executive Officer of
                                          Medical Dynamics; Director and Vice
                                          President of CADI

Daniel L. Richmond                38      Director of Medical Dynamics, Inc.;
                                          Director and Chief Executive Officer
                                          of CADI

Chae U. Kim                       38      Director of Medical Dynamics, Inc.;
                                          Director and President of CADI

Edward L. Boggs                   44      Controller of Medical Dynamics;
                                          Controller of CADI

Pat Horsley Adair (1)             70      Director and Secretary of Medical
                                          Dynamics

I. Dean Bayne, M.D. (2)           72      Director and Assistant Secretary of
                                          Medical Dynamics

Leroy I. Bilanich (2)             49      Director of Medical Dynamics

(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee

     No arrangement exists between any of the above officers and directors pursuant to which any one of those persons was elected to such office or position except that Messrs. Kim and Richmond were appointed to the Medical
Dynamics Board as a result of the acquisition of CADI, in October 1997 as described in the Annual Report to Shareholders.

     Directors hold office until the next meeting of shareholders and until a successor is elected and qualified, or until their resignation. Executive officers are elected at annual meetings of the Board of Directors. Each such officer holds office for one year or until a successor has been duly elected and qualified or until death, resignation or removal. No director of the Company is a director of another company having securities registered under Section 12 of the Securities Exchange Act of 1934 or a company registered under the Investment Company Act of 1940.

     A brief summary of the business experience of each person who is currently an officer or director of the Company, and such person's service with the Company is as follows:

     Edwin L. Adair, M.D. has been a director of Medical Dynamics since June 30, 1971, Chairman of the Board since September 8, 1981 and Treasurer since March 27, 1973. From February 6, 1986 until July 13, 1990, Dr. Adair also served as Chief Executive Officer of Medical Dynamics. Dr. Adair received B.S. and M.D. degrees from the University of Colorado in 1951 and 1955, respectively. He practiced medicine from 1956 until 1983 and is a board-certified urologist who discontinued the practice of medicine due to a physical disability resulting from an accident. Dr. Adair is currently a self-employed entrepreneur and inventor. Dr. Adair has published articles in medical journals and has taught at the University of Colorado School of Medicine. Dr. Adair is a member of the American Medical Association, American Board of Urology, the American Urological Society and the American College of Surgeons.

     Van A. Horsley has been a director, President and Chief Executive Officer of Medical Dynamics since July 13, 1990. From March 1, 1990 until July 13, 1990, Mr. Horsley served as Chief Financial Officer. Mr. Horsley holds a B.S.B.A. degree in finance from the University of Denver and a graduate degree from the School of Banking at the University of Colorado. From 1974 to February, 1990, Mr. Horsley was employed in various capacities by Affiliated Denver National
Bank in Denver, Colorado and from 1985 through February, 1990 served as executive vice president - head of lending.

     Edward L. Boggs has been Controller since August 1997. Mr. Boggs holds a B.S. degree in accounting conferred from Rollins College, Winter Park, Florida. From 1982 to 1987 Mr. Boggs held the position of Supervisor Financial Planning and Analysis for the Presbyterian/St. Luke's Hospitals and most recently as Controller for Specialty Healthcare Management until its sale to Horizon Mental Healthcare, Inc. Mr. Boggs has been in the Healthcare Industry in various financial capacities since his internship at Orange County memorial Hospital during his senior year of college.

     Pat Horsley Adair has been a director and Secretary of Medical Dynamics since September 8, 1981 and currently assists her husband, Dr. Adair, in his activities. Mrs. Adair attended McMurray College in Abilene, Texas, taking courses in English and business which did not lead to a degree. From June 1974 to July 1983, Mrs. Adair was employed by Medical Dynamics as office manager. Since that time, Mrs. Adair has served as Corporate Secretary to Medical Dynamics. From 1964 to 1975, Mrs. Adair served as executive director of the Arapahoe County Medical Society and from 1976 to 1980 she served as executive director of the Metro Denver Foundation for Medical Care, an organization which serves Arapahoe, Denver, Boulder, Jefferson and Adams counties, Colorado.

     Daniel L. Richmond has been a director of Medical Dynamics since October 1997. In June 1984, Mr. Richmond graduated from UCLA with a B.S. degree in Math/Computer Science. From 1983 through 1985, Mr. Richmond founded and then served as President of Compulink, a software company that sells to retail jewelry stores. From 1986 until 1987, Mr. Richmond, along with Mr. Chae Kim headed up the technical team for Emory & Associates, a software development company specializing in custom accounting packages for large manufacturers and distributors. In June 1987 Mr. Richmond co-founded Computer Age Dentist, Inc. ("CADI"). He has served as Chief Executive Officer of CADI from June 1987 until present.

     Chae U. Kim has been a director of Medical Dynamics since October 1997. In June 1985, Mr. Kim Graduated from UCLA with a B.A. degree in Biology. From 1986 until 1987, Mr. Kim, along with Dan Richmond headed up the technical team for Emory & Associates, a software development company specializing in custom accounting packages for large manufacturers and distributors. In June 1987 Mr. Kim co-founded CADI. He has served as President of CADI from June 1987 until present.

     I. Dean Bayne, M.D. has been a director of Medical Dynamics since July 1987 and Assistant Secretary since October 1988. Dr. Bayne received B.S. and M.D. degrees from Louisiana State University in 1949 and 1953, respectively, and has been engaged in private medical practice since 1958. Dr. Bayne was a resident in obstetrics at Herman Kiefer Hospital, Detroit, Michigan, and a resident in gynecology at Detroit Receiving Hospital, Detroit, Michigan. He is a member of the Board of Obstetrics and Gynecology and the American College of Obstetrics and Gynecology and is currently a practicing surgeon.

     Leroy Bilanich, Ed.D. has been a director of Medical Dynamics since September 13, 1990. Dr. Bilanich has a B.S. in journalism and broadcasting from Pennsylvania State University, an M.A. in communication from the University of Colorado and has an Ed.D. in organizational behavior from Harvard University. Dr. Bilanich currently works for the Organization Effectiveness Group as a consultant to large corporations in the area of organizational development and in the past has held various positions in the Human Resource Departments at Pfizer, Inc. from 1983 to March of 1988 and the Olin Corporation.

     Dr. Edwin L. Adair and Pat Horsley Adair are married. Van A. Horsley is the son of Pat Horsley Adair. There are no other family relationships among the officers or directors.

Meetings of the Board and Committees
------------------------------------

     The Board of Directors held three formal meetings during the fiscal year ended September 30, 1998 and no meetings subsequently through June 30, 1999. Each director attended at least 75% of the formal meetings either in person or by telephone. In addition, regular communications were maintained throughout the year among all of the officers and directors of the Company and the directors acted by unanimous consent five times during fiscal 1998 and six times through June 30, 1999. The Board has a standing audit committee appointed after the completion of the 1997 fiscal year. The members of the audit committee held several informal discussions regarding audit committee issues but did not hold a formal meeting outside of the normal Board meetings.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and officers and persons who own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed.

     Based solely on its review of the copies of the reports it received from persons required to file, the Company believes that during the period from October 1, 1997 through June 30,1999, all filing requirements applicable to its officers, directors and greater than ten-percent shareholders were complied with.


                             EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------

     The following table sets forth information regarding compensation paid to the chief executive officer of Medical Dynamics for the three years ended
September 30, 1998. No other person who is currently an executive officer of Medical Dynamics earned salary and bonus compensation exceeding $100,000 during any of those years. The table below includes all compensation paid to him by the Company and any subsidiary.




                                Annual Compensation             Long Term Compensation
                             ---------------------------   ---------------------------------
                                                                   Awards             Payout
                                                           -----------------------    ------
                                                                        Securities
                                                                        underlying
  Name and                                                 Restricted   Options &     LTIP        All Other
  Position        Year       Salary       Bonus    Other     Awards       SAR's       Payout    Compensation
  --------        ----       ------       -----    -----     ------       -----       ------    ------------
    Van A.                                          ($$)
   Horsley        1998      $123,333       -0-     5,465      -0-            -0-       -0-         $ 306
President and     1997      $110,000       -0-       -0-      -0-            -0-       -0-         $ 272
    Chief         1996      $105,000       -0-       925      -0-        237,174       -0-         $ 260
  Executive                                                                    *
   Officer
============================================================================================================

 Chae U. Kim,                                       ($$)
 Director and     1998      $105,000       -0-     6,000      -0-        600,000       -0-         $1,393
 President of                                                                 **
     CADI
============================================================================================================

  Daniel L.                                         ($$)
  Richmond,       1998      $105,000       -0-     6,000      -0-        600,000       -0-         $1,400
 Director and                                                                 **
    Chief
  Executive
   Officer
============================================================================================================


* 100,000 options vested in 1998 were originally granted to Mr. Horsley in 1996 and, therefore are not included in the foregoing table. These include options to acquire 50,000 shares exercisable at $2.75 and 50,000 shares exercisable at $3.00. Does not include options to acquire 50,000 shares exercisable at a price of $3.75 per share which vest based upon defined performance goals.

** 600,000 options to purchase common stock were granted in 1998 and are exercisable at $3.25. 150,000 of the options vested in fiscal 1998 and are currently exercisable. 450,000 shares, exercisable at $3.25, vest upon defined performance goals.


     On January 1, 1990, Medical Dynamics adopted an employee benefit plan under Internal Revenue Code Section 401(k). The 401(k) plan is a profit sharing plan under which both employees and Medical Dynamics are entitled (at their own discretion) to contribute a portion of compensation and earnings, respectively, to investment funds to supplement employee retirement benefits. Amounts for matching contributions for the account of Mr. Horsley are included under "All Other Compensation" in the Summary Compensation Table.

     There are no plans to pay bonuses or deferred compensation to employees of the Company.

     The Company has adopted a medical and life insurance plan for its employees at the Company's cost and provides a discretionary disability, dental and other insurance plans for the benefit of its employees at their expense.

     Employment Agreements. On October 1, 1997 Medical Dynamics, in conjunction with its purchase of Computer Age Dentist, Inc. (CADI), entered into employment agreements with Dan Richmond (CADI's CEO) and Chae Kim (CADI's President). The terms of the agreements are five years and call for annual compensation of $105,000 each, car allowances of $500 per month and other benefits customarily extended to other CADI employees. In both cases, the employment agreements define their duties to include a continuation of their present positions with CADI, and for a default under the employment agreements if the employee is not re-elected to the Board of Directors of Medical Dynamics or if the Board of Directors of Medical Dynamics is expanded otherwise than as the result of an increase approved by a vote of a majority of the Board.

Stock Option Plans
------------------

     During fiscal 1998, no stock options were granted by Medical Dynamics to its Chief Executive Officer. During fiscal 1998, Medical Dynamics granted no stock appreciation rights to any person, and no outstanding options were repriced.

Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values.
--------------------------------------------------------------------------------

     The following table sets forth information regarding stock options exercised by the chief executive officer during the 1998 fiscal year as well as the year-end value of options held on September 30, 1998. No Stock Appreciation Rights have been granted to, or are held by, the Chief Executive Officer:


     (a)                (b)                 (c)                 (d)                   (e)
--------------   ------------------    --------------    -----------------    ---------------------
    Name         Shares acquired on    Value realized     # of unexercised    Value of in-the-money
                     exercise                            options at FY end      options at FY end
                                                           (exercisable/          (exercisable/
                                                           unexercisable)         unexercisable)
--------------   ------------------    --------------    -----------------    ---------------------
Van A. Horsley          -0-                 -0-           370,680 / 50,000         $142,637 / 0
--------------   ------------------    --------------    -----------------    ---------------------
Daniel L.               -0-                 -0-           150,000 /450,000            $0 / 0
Richmond
--------------   ------------------    --------------    -----------------    ---------------------
Chae U. Kim             -0-                 -0-           150,000 /450,000            $0 / 0
--------------   ------------------    --------------    -----------------    ---------------------


Long Term Incentive Compensation Plans; Defined Benefit or Actuarial Plans
--------------------------------------------------------------------------

     Medical Dynamics has no long term incentive compensation plans, defined benefit, or actuarial plans.

Compensation of Directors
-------------------------

     General. Medical Dynamics' directors who are not employees are authorized to receive $200 for each directors' meeting attended by them. To date, the directors have waived their right to receive directors fees. Dr. Bayne owns an option to acquire 20,000 shares of common stock at $4.00 per share, expiring June 11, 2003. Leroy Bilanich owns an option to acquire 20,000 shares of common stock at $1.50 per share, expiring June 11, 2003.

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


     No options were granted during fiscal 1998 to board members.

     Royalty Agreements. Dr. Adair and Dr. Bayne, directors of Medical Dynamics, are each entitled to receive royalties equal to two percent of the net sales of products each assigned to the Company. No royalties have been accrued or paid to Dr. Bayne; $600,000 has been paid and $0 has been accrued to Dr. Adair through the end of fiscal 1998. No cash amounts have been paid to Dr. Adair subsequently. In an effort to help reduce negative cash flow during fiscal 1996, Dr. Adair accepted 120,000 common stock options priced at $1.00 per share in substitution for his cash royalty payment for the 1996 fiscal year. During 1997 Dr. Adair and Medical Dynamics made certain changes to the license agreement which included an elimination of the minimum annual royalty, effective for the 1997 fiscal year. See "Certain Relationships and Related Transactions" for further information regarding the royalty agreement.

     Indemnification Agreements. Medical Dynamics has entered into indemnification agreements with certain of its directors and officers providing for indemnification of each such director by Medical Dynamics to the full extent permitted by the Colorado Business Corporation Act, and it intends to enter into similar agreements with the remaining directors. The agreements provide that in all circumstances in which a director or officer may receive indemnification by statute, such indemnity shall be provided.

     Medical Dynamics has no other arrangements pursuant to which it compensates its directors for acting in their capacities as such.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Transactions With Management and Others.
----------------------------------------

     Medical Dynamics has engaged in certain transactions with members of its Board of Directors. In each case, the Board determined in good faith that the transaction was in the Company's best interests and the terms of the transaction were at least as fair to Medical Dynamics as could have been obtained from an independent person, and the transaction was approved by the disinterested directors. Registrant will continue to follow this procedure in approving any transactions with affiliated persons. No such transactions are contemplated at this time.

     Promissory Note Extension with Messrs. Richmond and Kim: Medical Dynamics owes two of its officers and directors, Daniel L. Richmond and Chae U. Kim, amounts derived from Medical Dynamics original acquisition of Computer Age Dentist. Approximately $127,000 was outstanding under these notes which were payable in full on August 1, 1999. Richmond and Kim agreed to extend the due date on their respective notes for one additional year or, if earlier, upon the sale by Medical Dynamics or Computer Age Dentist of all or substantially all of its or their assets. These promissory notes bear interest at 12% per annum, with interest being payable when the principal is due.

     Promissory Note with Dr. and Mrs. Adair: On July 30, 1999, Medical Dynamics issued a promissory note in the amount of $400,000 to Dr. And Mrs. Edwin Adair, two officers and directors of Medical Dynamics. Dr. and Mrs. Adair advanced the entire amount to Medical Dynamics on July 30, 1999. To collateralize repayment

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


of the amounts due under that note, Dr. and Mrs. Adair received an assignment of collateral from Norwest Business Credit which was repaid in full. The note bears interest at 12% per annum, with interest payable in monthly in arrears. All unpaid interest and principal is due on July 30, 2000 or, if earlier, upon the sale by Medical Dynamics or Computer Age Dentist of all or substantially all of its or their assets.

     License Agreement with Dr. Adair. Medical Dynamics entered into an exclusive revocable license agreement with its chairman, Dr. Edwin Adair, effective June 3, 1987, as amended, relating to use of certain technology invented and developed by Dr. Adair. Before an amendment negotiated in September 1997, Medical Dynamics was obligated to pay Dr. Adair a minimum annual royalty of $120,000. Additionally, Dr. Adair was obligated to give Medical Dynamics a right of first refusal for his inventions. Actual royalties never exceeded the minimum annual royalty. As a result of negotiations between the disinterested directors and Dr. Adair, the parties agreed to amend the license agreement to waive the minimum annual royalty due September 30, 1997 for the year then ended and any future minimum annual royalty, and to waive Dr. Adair's obligation to provide Medical Dynamics with a right of first refusal on future technology.

     Distribution Agreement. Medical Dynamics entered into a distribution agreement with Micro- Medical Devices, Inc. ("MMD"), a corporation wholly-owned by Dr. Adair, during June of fiscal year 1995. The distribution agreement includes all products developed by Dr. Adair related to his Universal Sterile Endoscopy System(TM) ("USES"). No revenues have been received as a result of the distribution agreement with MMD nor are any revenues expected.

Other Related Party Transactions.
---------------------------------

     Medical Dynamics employs one son of Pat Horsley Adair at an annual salary rate of $105,000 as described in the compensation tables.

     Except as otherwise stated above, since October 1, 1995, Medical Dynamics has not been a party to any transaction involving in excess of $60,000, in which any director or executive officer, nominee for election as a director, security holder of record or beneficially of more than five percent of any class of Medical Dynamics' securities, or any member of the immediate family of the foregoing had or will have a direct or indirect material interest.

     Medical Dynamics is not aware of any other relationship between nominees for election as directors or its directors and Medical Dynamics that are similar in nature and scope to those relationships listed in this Section.

                              INDEPENDENT AUDITORS

     The independent accounting firm of Hein & Associates has been selected by the Board of Directors with respect to audit of the consolidated financial statements of the Company for the fiscal year ending September 30, 1999. A representative of Hein & Associates is not expected to be present at the Annual Meeting.

                           PROPOSALS FROM SHAREHOLDERS

     Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to the Company at Medical Dynamics, Inc., Attention: Corporate Secretary, 99 Inverness Drive East, Englewood, CO 80112 and must be received by the Company by May 1, 2000. Upon receipt of any such proposal, the Company shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that such proposals be forwarded by Certified Mail-Return Receipt Requested.

                          ANNUAL REPORT TO SHAREHOLDERS

     This proxy statement is being accompanied by the Company's annual report to shareholders. The annual report to shareholders includes the audited financial statements for the Company.

ANNUAL REPORT ON FORM 10-KSB AND QUARTERLY REPORT ON FORM 10-QSB

     The Company's Annual Report on Form 10-KSB for the year ended September 30, 1998, its Quarterly Report on Form 10-QSB for the period ended June 30, 1999, and other reports filed by Medical Dynamics under the Securities Exchange Act of 1934, are available to any shareholder at no cost upon request to: Corporate Secretary, 99 Inverness Drive East, Englewood, CO 80112, or by telephone: (303) 790-2990.

                                  OTHER MATTERS

     Management does not know of any other matters to be brought before the meeting. Should any other matter requiring a vote of shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

            By Order of the Board of Directors:

            MEDICAL DYNAMICS, INC.
            Van A. Horsley, President

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


                             Medical Dynamics, Inc.
                             99 Inverness Drive East
                               Englewood, CO 80112

PROXY      This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned hereby appoints Van A. Horsley and Edwin L. Adair, or either one of them, as Proxy, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated below, all of the shares of Common Stock of Medical Dynamics, Inc. held of record by the undersigned on August 26, 1999, at the Annual Meeting of Shareholders to be held on September 30, 1999 and at any adjournments or postponements thereof.


1.   ELECTION OF DIRECTORS

                        FOR all nominees listed below
                  (except as marked to the contrary below)   [ ]

                            WITHHOLD AUTHORITY
                  to vote for all nominees listed below      [ ]

     (INSTRUCTION) To withhold authority to vote for any individual nominee mark the box next to the nominee's name below.)

      [ ]  Edwin L. Adair, M.D.  [ ]  Pat Horsley Adair  [ ]  Van A. Horsley
      [ ]  Leroy I Bilanich      [ ]  I Dean Bayne       [ ]  Chae U. Kim
      [ ]  Daniel L. Richmond

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                     (over)

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the election as directors of all nominees and for the approval of all other matters.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


-----------------------------
Signature
                                        Date:                          ,1999
-----------------------------                -------------------------
Signature if held jointly




                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                     CARD PROMPTLY IN THE ENCLOSED ENVELOPE



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